SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           Connecticut                  001-13211               06-1289928
-------------------------------   ------------------------  --------------------
  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)



           One Corporate Drive, Suite 400, Shelton, Connecticut 06484
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               (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
         --------------------------------------------------------------
                Registrant's telephone number including area code


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         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

     On May 24, 2000, Information Management Associates, Inc. (the "Company") issued a press release announcing recent developments concerning the Company (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.                 Description
          -----------                 ------------
               99.1                   Press Release dated May 24, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 24, 2000                     INFORMATION MANAGEMENT ASSOCIATES, INC.



                                         By: /s/ Michael P. McGroarty
                                             ------------------------
                                             Name:  Michael P. McGroarty
                                             Title: Chief Operating Officer
                                                    and General Counsel


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                                  Exhibit Index
                                  -------------




                  Exhibit No.                             Exhibit
                  -----------                             -------

                     99.1                   Press Release dated May 24, 2000


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                                                                  Exhibit 99.1

Company Press Release
IMA ANNOUNCES CURRENT DEVELOPMENTS

SHELTON, CONNECTICUT (May 24, 2000) - Information Management Associates, Inc. announced today that, as a result of operating losses incurred in recent periods, the Company is seeking to raise additional cash to fund its ongoing operations as well as examining ways to reduce its ongoing needs for cash. The Company is exploring a range of strategic options to address its liquidity needs.

The Company announced that Michael P. McGroarty, General Counsel of the Company, has been appointed Chief Operating Officer. In addition, the Company announced that John A. Piontkowski has resigned from his position as Chief Financial Officer. The Company has not yet named a replacement.

As previously reported on April 10, 2000, February 28, 2000 and November 18, 1999, the Company received a comment letter from the Securities and Exchange Commission (SEC) regarding, among other things, the Company's accounts receivable balances, the collectibility of such balances, and the Company's revenue recognition policies in light of such balances. Subsequently, the Company initiated an internal review of the accounting for certain transactions in 1999 and certain prior periods. The Company has not completed the internal review and consequently has not filed its Form 10-K for the year ended December 31, 1999 or its Form 10-Q for the quarter ended March 31, 2000 and does not expect to do so within the current month.

ABOUT IMA

IMA, (http://www.imaedge.com) a leader in Customer Relationship Management (CRM) products and services for over sixteen years, today provides market leading CRM/eCRM products, services, delivery channels, and pricing for bricks-and-clicks businesses. IMA products, services and business models are all designed to help companies create integrated solutions that enable interaction intensive organizations to help their customers shop, buy, and problem-solve through any interaction channel. IMA is headquartered in Shelton, Connecticut. Additional information about IMA's products, services and subsidiaries can be found on the World Wide Web at http://www.imaedge.com requested via email at ima@imaedge.com or by calling 1-203-925-6800.

NOTE: IMA is a registered trademark of Information Management Associates, Inc.

Except for the historical information contained in this announcement, the matters discussed in this announcement are "forward-looking statements" (as that term is used in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (the SEC). In particular, IMA draws the reader's attention to the "Risk Factors" stated in the Company's Registration Statement on Form S-1 dated July 30, 1997 and its accompanying Prospectus, the Company's Quarterly Reports on Form 10-Q dated August 14, 1997, November 14, 1997, May 15, 1998, August 14, 1998, November 14, 1998, May 17,
1999, August 16, 1999, and November 22, 1999 the


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Company's Annual Report on Form 10-K dated March 30, 1998 and March 31, 1999, as well as to the Company's periodic and current reports as they are filed with the SEC.


Contact:
     IMA
     Michael P. McGroarty
     Vice President and General Counsel
     203/925-6800
     michael.mcgroarty@imaedge.com
     -----------------------------


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